Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to
  Section 16:                             [ ]

Name and Address:                          Standard General Master Fund L.P.
                                           Walkers SPV Limited, Walker House
                                           Mary Street, George Town
                                           Grand Cayman, Cayman Islands KY1-1002

Issuer and Ticker Symbol:                  Penn Octane Corporation (POCC)

Date of Earliest Transaction:              12/18/07

Relationship to Issuer:                    10% Owner

Designated Filer:                          Standard General L.P.

TABLE I INFORMATION
Title of Security:                         Common Stock
Transaction Date:                          12/18/07
Transaction Code:                          P
Securities Acquired:                       5,000
Acquired or Disposed:                      A
Price:                                     $1.891
Ownership Form:                            D
Amount Beneficially Owned After
  Transaction:                             2,443,478
Nature of Indirect Beneficial
  Ownership:

Title of Security:                         Common Stock
Transaction Date:                          12/19/07
Transaction Code:                          P
Securities Acquired:                       100,000
Acquired or Disposed:                      A
Price:                                     $1.9038
Ownership Form:                            D
Amount Beneficially Owned After
  Transaction:                             2,543,478
Nature of Indirect Beneficial
  Ownership:

Signature:                                 STANDARD GENERAL MASTER FUND L.P.


                                           By: /s/ Scott Cohen
                                               ---------------------------------
                                               Name:   Scott Cohen
                                               Title:  Attorney-in-Fact